Exhibit 99.1

                    BLUE COAT COMPLETES FINANCIAL RESTATEMENT

   REPORTS REVENUE AND EARNINGS FOR FIRST, SECOND AND THIRD QUARTERS OF FISCAL
                                      2007

    SUNNYVALE, Calif., March 28 /PRNewswire-FirstCall/ -- Blue Coat(R) Systems (Nasdaq: BCSI), a leader in secure content and application delivery, announced that it is filing today with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended April 30, 2006, and its Quarterly Reports on Form 10-Q for the first, second and third fiscal quarters of 2007, ended July 31, 2006, October 31, 2006, and January 31, 2007, respectively. These filings will contain financial statements that were restated as a result of Blue Coat's internal review of its historical financial statements as well as the determinations of the independent committee of its Board of Directors, assisted by independent legal counsel and accounting experts, which was formed in July 2006 to conduct an internal investigation into the Company's historical stock option granting practices. With these filings, Blue Coat will have filed with the Securities and Exchange Commission all required and delinquent periodic filings. For fiscal years 2000 through 2006, the total net decrease to net income due to the accounting adjustments is $49.0 million. Details of the restatement may be found in the Annual Report on Form 10-K for fiscal year 2006 that will be filed today.

    "We are pleased that the financial restatement is complete, and our SEC periodic filings are now current, and we look forward to putting this matter behind us," said Brian NeSmith, chief executive officer, Blue Coat Systems. "We are in the process of significantly strengthening our stock option granting practices and implementing rigorous processes to prevent and detect any future instances of improper accounting for stock options."

    As previously announced, Blue Coat's continued listing on Nasdaq is subject to review by the Nasdaq Listing and Hearing Review Council. Although Blue Coat believes based upon the filings made today with the Securities and Exchange Commission and additional information previously submitted to the Listing Council that it has regained compliance with the requirements for continued listing on Nasdaq, there can be no assurance that the Listing Council will agree.

    First Quarter Fiscal 2007

    Net revenue for the first fiscal quarter of 2007 was $36.4 million, a slight increase compared to net revenue of $36.1 million in the prior quarter.

    On a GAAP basis, Blue Coat reported a net loss of $3.1 million, or $0.22 per diluted share, in the first quarter of fiscal 2007, compared to a net loss of $2.9 million, or $0.21 per diluted share, in the fourth quarter of fiscal 2006. The net loss in the first quarter of fiscal 2007 includes $2.2 million in legal and accounting expenses related to the stock option investigation and restatement of financial statements, $0.5 million in amortization of intangible assets, and $2.9 million in stock-based compensation expense. In the fourth quarter of fiscal 2006, the net loss includes $3.3 million of charges for in-process R&D associated with the acquisition of Permeo, $0.4 million in amortization of intangible assets, and a $0.6 million benefit from stock-based compensation adjustments.

    Blue Coat reported non-GAAP net income of $2.5 million, or $0.15 per diluted share, in the first quarter of fiscal 2007, compared to non-GAAP net income of $0.1 million, or $0.01 per diluted share, in the fourth quarter of fiscal 2006.

    Blue Coat ended the quarter on July 31, 2006 with cash, cash equivalents, short-term investments, and restricted investments totaling $100.4 million, an increase of $41.9 million from the prior quarter. The increase in cash, cash equivalents, short-term investments, and restricted investments was attributable to Blue Coat's closing its Series A financing in June 2006, pursuant to which it raised approximately $42.1 million.

    Second Quarter Fiscal 2007

    Net revenue for the second fiscal quarter of 2007 was $39.7 million, an increase of 9.0% compared to net revenue of $36.4 million in the prior quarter.

    On a GAAP basis, Blue Coat reported a net loss of $3.3 million, or $0.23 per diluted share, in the second quarter of fiscal 2007, compared to a net loss of $3.1 million, or $0.22 per diluted share, in the first quarter of fiscal 2007. The net loss in the second quarter of fiscal 2007 includes $5.1 million in legal and accounting expenses related to the stock option investigation and restatement of financial statements, $0.5 million in amortization of intangible assets, and $2.6 million in stock-based compensation.

    Blue Coat reported non-GAAP net income of $4.8 million, or $0.27 per diluted share, in the second quarter of fiscal 2007, compared to non-GAAP net income of $2.5 million, or $0.15 per diluted share, in the first quarter of fiscal 2007.

    Blue Coat ended the quarter on October 31, 2006 with cash, cash equivalents, short-term investments, and restricted investments totaling $79.6 million, a decrease of $20.8 million from the prior quarter due to a net use of $24.6 million for the acquisition of the NetCache assets.

    Third Quarter Fiscal 2007

    Net revenue for the third fiscal quarter of 2007 was $47.1 million, an increase of 18.6% compared to net revenue of $39.7 million in the prior quarter.

    On a GAAP basis, Blue Coat reported a net profit of $42,000, or break-even on a diluted share basis, in the third quarter of fiscal 2007, compared to a net loss of $3.3 million, or $0.23 per diluted share, in the second quarter of fiscal 2007. The net profit in the third quarter of fiscal 2007 includes $3.2 million in legal and accounting expenses related to the stock option investigation and restatement of financial statements, $0.4 million in amortization of intangible assets, and $2.1 million in stock-based compensation.

    Blue Coat reported non-GAAP net income of $5.7 million, or $0.32 per diluted share, in the third quarter of fiscal 2007, compared to non-GAAP net income of $4.8 million, or $0.27 per diluted share, in the second quarter of fiscal 2007.

    Blue Coat ended the quarter on January 31, 2007 with cash, cash equivalents, short-term investments, and restricted investments totaling $89.5 million, an increase of $9.9 million from the prior quarter.

    The non-GAAP financial measures presented above exclude the amortization of intangible assets, expenses associated with the stock option investigation and restatements, stock-based compensation expense and restructuring charges. Please refer to table 3 for a detailed itemization reconciling GAAP and non- GAAP net income (loss) results.

    For comparison reference purposes, the quarterly income statements for the fiscal year ended April 30, 2006 are provided in Tables 5 and 6 below, revising the unaudited financial data which was published in earnings press releases on August 16, 2005, November 15, 2005, February 14, 2006, and May 24, 2006. Please refer to table 7 for a detailed itemization reconciling GAAP and non-GAAP net income (loss) results.

    Financial Outlook

    For the fourth fiscal quarter ending April 30, 2007, Blue Coat currently anticipates net revenue in the range of $51 - $54 million. On a non-GAAP basis, which excludes the amortization of intangible assets, expenses associated with the stock option investigation and restatements, and stock- based compensation expense, net income is expected to be between $3.8 - $5.6 million, or $0.21 - $0.30 per diluted share.

    About Non-GAAP Financial Measures

    Blue Coat uses the non-GAAP financial measures of income discussed above for internal evaluation and to report the results of its business. These non- GAAP financial measures include non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP net income per share data. These measures are not in accordance with, or an alternative to, GAAP. The measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. Blue Coat believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. Blue Coat believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as the amortization of intangible assets, the write-off and recovery of capitalized software, stock-based compensation expense, and non- recurring expenses such as the expenses associated with the stock option investigation. In addition, the Company's management and board of directors use certain non-GAAP financial measures in developing operating budgets and in reviewing Blue Coat's financial results of operations since items such as the amortization of intangible assets, the write-off and recovery of capitalized software, and stock-based compensation resulting from acquisitions in prior periods are not considered to impact current resource allocation decisions. The Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

    Conference Call & Webcast

    Blue Coat will host a conference call today at 3:00 P.M. Pacific Time (6:00 P.M. Eastern Time). Participants should call (612) 332-0107 with the passcode: 868707. A replay of the call will be available starting Wednesday, March 28, 2007 at 6:30 P.M. Pacific Time (9:30 P.M. Eastern Time), and can be accessed by calling (320) 365-3844 with the passcode: 868707. An audio Webcast of the call will also be available at http://www.bluecoat.com/aboutus/investor_relations.

    About Blue Coat Systems

    Blue Coat secures Web communications and accelerates business applications across the distributed enterprise. Blue Coat's family of appliances and client-based solutions - deployed in branch offices, Internet gateways, end points, and data centers - provide intelligent points of policy-based control enabling IT organizations to optimize security and accelerate performance between users and applications. Blue Coat has installed more than 30,000 appliances worldwide and is ranked #1 by IDC in the Secure Content and Application Delivery segment. Blue Coat is headquartered in Sunnyvale, California, and can be reached at (408) 220-2200 or www.bluecoat.com.

    FORWARD LOOKING STATEMENTS: The statements contained in this press release that are not purely historical are forward-looking statements, including statements regarding Blue Coat's expected results in the fourth fiscal quarter of 2007. All forward-looking statements included in this press release are based upon information available to Blue Coat Systems as of the date hereof, and Blue Coat Systems assumes no obligation to update any such forward-looking statements. Actual results may differ materially from those projected in such statements due to various factors, including increasing competition and slower growth in the proxy appliance market; limitations in our ability to forecast quarterly operating results, which have been and may continue to be volatile; variations in the amounts and timing of sales through our channel partners and to other customers; difficulties in generating significant sales in international markets; manufacturing and sourcing risks; variations in customer demand for our product mix and services; our reliance on third party partners; product defects; rapid technological changes or other changes in the competitive environment; our ability to protect our proprietary technology; our ability to integrate and operate acquired businesses and technologies successfully; additional costs and resources necessary to address ongoing litigation and governmental investigations, litigation, or product liability claims; currency fluctuations and other international factors; and macroeconomic conditions. These and other risks are more fully described in the "Risk Factors" section of the Company's annual report on Form 10-K for the year ended April 30, 2006 and quarterly report on Form 10-Q for the year ended January 31, 2007.

    Note: All trademarks, trade names or service marks used or mentioned herein belong to their respective owners.

                             BLUE COAT SYSTEMS, INC.
                                     Table 1
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          Q1, Q2 & Q3 FISCAL YEAR 2007
                    (In thousands, except per share amounts)

                                                         Three Months Ended
                                           ----------------------------------------------
                                             July 31,        October 31,      January 31,
                                               2006             2006             2007
                                           ------------     ------------     ------------
                                            (Unaudited)      (Unaudited)      (Unaudited)
Net revenue:
  Product                                  $     27,260     $     30,307     $     35,976
  Service                                         9,155            9,398           11,132
Total net revenue                                36,415           39,705           47,108
Cost of revenue:
  Product                                         7,217            7,029            8,183
  Service                                         3,033            3,093            4,057
Total cost of revenue                            10,250           10,122           12,240

Gross profit                                     26,165           29,583           34,868
  gross profit margin                              71.9%            74.5%            74.0%

Operating expenses:
  Research and development                        9,180            9,538            9,711
  Sales and marketing                            14,419           15,444           18,634
  General and administrative                      6,174            8,538            6,894
  Amortization of other intangibles                 188              206              112
  Restructuring costs                                 -              (19)               -
Total operating expenses                         29,961           33,707           35,351

Operating income/(loss)                          (3,796)          (4,124)            (483)
Interest income, net                                897            1,092              965
Other income (expense)                             (120)            (148)             (82)
Income/(loss) before income taxes                (3,019)          (3,180)             400
Provision for income taxes                          118              164              358
Net income/(loss)                          $     (3,137)    $     (3,344)    $         42

Basic net income/(loss) per common
 share                                     $      (0.22)    $      (0.23)    $       0.00
Diluted net income/(loss) per common
 share                                     $      (0.22)    $      (0.23)    $       0.00

Shares used in computing basic net
 income/(loss) per common share                  14,340           14,524           14,704

Shares used in computing diluted net
 income/(loss) per common share                  14,340           14,524           18,177

                             BLUE COAT SYSTEMS, INC.
                                     Table 2
                 NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
                          Q1, Q2 & Q3 FISCAL YEAR 2007
       Excluding Amortization of Intangible Assets, Restructuring Charges,
        Stock-Based Compensation and Expenses Related to the Stock Option
                                  Investigation
                    (In thousands, except per share amounts)

                                                         Three Months Ended
                                           ----------------------------------------------
                                             July 31,        October 31,      January 31,
                                               2006             2006             2007
                                           ------------     ------------     ------------
                                            (Unaudited)      (Unaudited)      (Unaudited)
Net revenue:
  Product                                  $     27,260     $     30,307     $     35,976
  Service                                         9,155            9,398           11,132
Total net revenue                                36,415           39,705           47,108
Cost of revenue:
  Product                                         6,786            6,595            7,777
  Service                                         2,896            2,996            3,952
Total cost of revenue                             9,682            9,591           11,729

Gross profit                                     26,733           30,114           35,379
  gross profit margin                              73.4%            75.8%            75.1%

Operating expenses:
  Research and development                        8,241            8,664            8,901
  Sales and marketing                            13,396           14,574           17,997
  General and administrative                      3,268            2,832            3,272
Total operating expenses                         24,905           26,070           30,170

Operating income/(loss)                           1,828            4,044            5,209
Interest income, net                                898            1,092              965
Other income (expense)                             (120)            (148)             (82)
Income/(loss) before income taxes                 2,606            4,988            6,092
Provision for income taxes                          118              164              358
Net income/(loss)                          $      2,487     $      4,824     $      5,734

Basic net income/(loss) per common
 share                                     $       0.17     $       0.33     $       0.39
Diluted net income/(loss) per common
 share                                     $       0.15     $       0.27     $       0.32

Shares used in computing basic net
 income/(loss) per common share                  14,340           14,524           14,703

Shares used in computing diluted net
 income/(loss) per common share                  16,269           17,748           18,177

                             BLUE COAT SYSTEMS, INC.
                                     Table 3
             RECONCILIATION OF GAAP AND NON-GAAP NET INCOME AND EPS
                        FOR Q1, Q2 & Q3 FISCAL YEAR 2007
                    (In thousands, except per share amounts)
                                    (Unaudited)

                                                      Three Months Ended
                                          ------------------------------------------
                                            July 31,      October 31,    January 31,
                                              2006           2006           2007
                                          ------------   ------------   ------------
Net income/(loss) GAAP                    $     (3,137)  $     (3,344)  $         42

  Amortization of intangible
   assets - cost of goods sold      (1)            297            297            297
  Amortization of intangible
   assets - operating expense       (1)            188            206            112
  Restructuring costs               (2)              -            (19)             -
  Expenses related to stock options
   investigation and restatements                2,195          5,103          3,197
  Stock based compensation - cost of
   goods sold                                      271            234            213
  Stock based compensation - research
   and development                                 939            875            810
  Stock based compensation - sales
   and marketing                                 1,023            869            637
  Stock based compensation - general
   and administration                              712            603            425
Net income/(loss) excluding certain
 charges and benefits (Non-GAAP)          $      2,487   $      4,824   $      5,734

(1) Amortization of intangible assets associated with the acquisitions of NetCache assets, Permeo Technologies, Inc., Cerberian, Inc., and Ositis Software, Inc., in September 2006, March 2006, November 2004 and November 2003, respectively.

(2) The Company reversed certain restructuring reserves in Q2 of fiscal 2007 related to decreases in the estimated costs required to restore leased facilities to the condition stipulated in the related lease agreements.

                             BLUE COAT SYSTEMS, INC.
                                     Table 4
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Amounts in thousands)

                                               January 31,     April 30,
                                                  2007           2006
                                              ------------   ------------
                                               (Unaudited)
ASSETS
Current assets:
  Cash and cash equivalents                   $     42,844   $     46,990
  Short-term investments                            41,748         10,200
  Restricted investments - short-term                4,057            996
  Accounts receivable, net                          29,007         22,285
  Inventories                                          597            435
  Prepaid expenses and other current
   assets                                            7,235          3,895
Total current assets                               125,488         84,801

Property and equipment, net                          9,228          8,059
Restricted investments - long-term                     861            361
Goodwill                                            92,323         62,462
Identifiable intangible assets, net                  7,059          7,758
Other assets                                           576            723
Total assets                                  $    235,535   $    164,164

LIABILITIES, REDEEMABLE CONVERTIBLE
 PREFERRED STOCK AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                            $      8,503   $      5,437
  Accrued payroll and related
   benefits                                          7,555          7,451
  Deferred revenue                                  39,242         25,946
  Accrued restructuring                                339            604
  Other accrued liabilities                          6,249          4,638
Total current liabilities                           61,888         44,076

Deferred revenue, less current
 portion                                            12,914          7,844
Deferred rent, less current portion                  1,721          1,996
Long-term deferred income taxes                        299              -
Accrued restructuring, less current
 portion                                                 -            290

Series A redeemable convertible
 preferred stock                                    41,879              -

Stockholders' equity:
  Common stock                                           2              2
  Additional paid-in capital                     1,025,904      1,014,493
  Treasury sock                                       (903)          (903)
  Deferred stock compensation                            -         (1,901)
  Accumulated deficit                             (908,171)      (901,732)
  Accumulated other comprehensive
   income (loss)                                         2             (1)
Total stockholders' equity                         116,834        109,958
Total liabilities, redeemable
 convertible preferred stock and
 stockholders' equity                         $    235,535   $    164,164

                             BLUE COAT SYSTEMS, INC.
                                     Table 5
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          FISCAL YEAR 2006, BY QUARTER
                    (In thousands, except per share amounts)

                                                            Three Months Ended
                                         ---------------------------------------------------------
                                           July 31,      October 31,    January 31,     April 30,
                                             2005           2005           2006           2006
                                         ------------   ------------   ------------   ------------
                                          (Unaudited)    (Unaudited)    (Unaudited)    (Unaudited)
Net revenue:
  Product                                $     27,890   $     30,674   $     28,986   $     28,533
  Service                                       5,478          6,028          6,531          7,602
  3rd party service royalty                         -              -              -              -
Total net revenue                              33,368         36,702         35,517         36,135
Cost of revenue:
  Product                                       8,599          8,186          7,737          8,685
  Service                                       1,884          2,495          2,605          2,857
Total cost of revenue                          10,483         10,681         10,342         11,542

Gross profit                                   22,885         26,021         25,175         24,593
  gross profit margin                            68.6%          70.9%          70.9%          68.1%

Operating expenses:
  Research and development                      5,707          6,276          6,729          8,073
  Sales and marketing                          11,795         13,183         13,430         14,421
  General and administrative                    4,366          4,515          2,627          2,085
  In-process technology                             -              -              -          3,300
  Amortization of other intangibles               174            174            174            184
  Restructuring cost (reversal)                     -              -              -            (48)
Total operating expenses                       22,042         24,148         22,960         28,015

Operating income/(loss)                           843          1,873          2,215         (3,422)
Interest income, net                              351            444            620            640
Other income (expense)                             25           (101)          (124)          (149)
Income/(loss) before income taxes               1,219          2,216          2,711         (2,931)
Provision for income taxes                         90            158              9             18
Net income/(loss)                        $      1,129   $      2,058   $      2,702   $     (2,949)


Basic net income/(loss) per common
 share                                   $       0.09   $       0.16   $       0.21   $      (0.21)
Diluted net income/(loss) per
 common share                            $       0.08   $       0.14   $       0.18   $      (0.21)

Shares used in computing basic net
 income/(loss) per common share                12,353         12,705         12,962         13,839

Shares used in computing diluted net
 income/(loss) per common share                13,815         14,624         14,845         13,839

                            BLUE COAT SYSTEMS, INC.
                                     Table 6
                 NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
                          FISCAL YEAR 2006, BY QUARTER
       Excluding Amortization of Intangible Assets, Restructuring Charges,
              Stock-Based Compensation, and Acquired In-Process R&D
                    (In thousands, except per share amounts)

                                                             Three Months Ended
                                        ------------------------------------------------------------
                                          July 31,       October 31,     January 31,      April 30,
                                            2005            2005            2006            2006
                                        ------------    ------------    ------------    ------------
                                         (Unaudited)     (Unaudited)     (Unaudited)     (Unaudited)
Net revenue:
  Product                               $     27,890    $     30,674    $     28,986    $     28,533
  Service                                      5,478           6,028           6,531           7,602
Total net revenue                             33,368          36,702          35,517          36,135
Cost of revenue:
  Product                                      8,449           8,051           7,615           8,429
  Service                                      1,870           2,480           2,591           2,844
Total cost of revenue                         10,319          10,531          10,206          11,273

Gross profit                                  23,049          26,171          25,311          24,862
  gross profit margin                           69.1%           71.3%           71.3%           68.8%

Operating expenses:
  Research and development                     5,486           6,049           6,525           7,859
  Sales and marketing                         11,616          13,014          13,278          14,304
  General and administrative                   2,693           3,110           2,956           3,025
Total operating expenses                      19,795          22,174          22,758          25,188

Operating income/(loss)                        3,254           3,997           2,552            (326)
Interest income, net                             351             444             620             640
Other income (expense)                            25            (101)           (124)           (149)
Income/(loss) before income taxes              3,630           4,340           3,048             165
Provision for income taxes                        90             158               9              18
Net income/(loss)                       $      3,540    $      4,182    $      3,039    $        147

Basic net income/(loss) per common
 share                                  $       0.29    $       0.33    $       0.23    $       0.01
Diluted net income/(loss) per common
 share                                  $       0.26    $       0.29    $       0.20    $       0.01

Shares used in computing basic net
 income/(loss) per common share               12,353          12,705          12,962          13,839

Shares used in computing diluted net
 income/(loss) per common share               13,815          14,624          14,845          14,995

                            BLUE COAT SYSTEMS, INC.
                                     Table 7
             RECONCILIATION OF GAAP AND NON-GAAP NET INCOME AND EPS
                        FOR FISCAL YEAR 2006, BY QUARTER
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                             Three Months Ended
                                        ------------------------------------------------------------
                                          July 31,       October 31,     January 31,      April 30,
                                            2005            2005            2006            2006
                                        ------------    ------------    ------------    ------------
Net income/(loss) GAAP                  $      1,129    $      2,058    $      2,702    $     (2,949)

  Amortization of intangible
   assets - cost of goods sold   (1)             130             130             130             241
  Amortization of intangible
   assets - operating expense    (1)             174             174             174             184
  Restructuring costs            (2)               -               -               -             (48)
  In-process research &
   development                   (3)               -               -               -           3,300
  Stock based compensation - cost of
   goods sold                                     35              20               7              26
  Stock based compensation -
   research and development                      221             227             205             214
  Stock based compensation - sales
   and marketing                                 179             169             152             118
  Stock based compensation - general
   and administration                          1,673           1,405            (329)           (941)
Net income/(loss) excluding certain
 charges and benefits (Non-GAAP)        $      3,540    $      4,182    $      3,039    $        147

    (1) Amortization of intangible assets associated with the acquisitions of Permeo Technologies, Inc., Cerberian, Inc., and Ositis Software, Inc., in March 2006, November 2004 and November 2003, respectively.

    (2) The Company reversed certain restructuring reserves in Q4 of fiscal 2006 related to decreases in the estimated costs required to restore leased facilities to the condition stipulated in the related lease agreements.

    (3) Charge for acquired in-process research and development associated with the acquisition of Permeo in March 2006

SOURCE  Blue Coat Systems
    -0-                             03/28/2007
    /CONTACT: Media, Steve Schick, +1-408-220-2076, steve.schick@bluecoat.com, Investors, Lily Wu, +1-408-220-2318, lily.wu@bluecoat.com, both of Blue Coat Systems /
    /Web site:  http://www.bluecoat.com /
    (BCSI)